Exhibit 10.2

COLEMAN HIGHLINE

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this "Second Amendment") is made and entered into as of April 30, 2019 (the "Second Amendment Effective Date"), by and between CAP PHASE 1, LLC, a Delaware limited liability company ("Landlord"), and ROKU, INC., a Delaware corporation ("Tenant").

R E C I T A L S :

A.Reference is hereby made to that certain Office Lease dated as of August 1, 2018 between Landlord and Tenant (the "Original Lease"), as amended by that certain First Amendment to Office Lease dated as of November 6, 2018 (the "First Amendment" and, together with the Original Lease, collectively, the "Existing Lease").

B.Pursuant to the Existing Lease, Tenant leases from Landlord the entirety of that certain six (6)-story building located at 1155 Coleman Avenue, San Jose, California 95110, commonly known as Building Two (the "Premises"). The Premises is part of a mixed-use Project (as that term is defined in the Existing Lease) known as "Coleman Highline."

C.Tenant also currently leases within the Project (i) the entirety of that certain six (6)-story building located at 1173 Coleman Avenue, San Jose, California 95110, commonly known as Building Three ("Building 3"), (ii) the entirety of that certain five (5)-story building located at 1167 Coleman Avenue, San Jose, California 95110, commonly known as Building Four ("Building 4"), and (iii) the entirety of that certain three (3)-story amenities building located at 1161 Coleman Avenue, San Jose, California 95110, commonly known as the A2 Amenity Building ("Building A2"), pursuant to that certain Office Lease, dated August 1, 2018, by and between CAP OZ 34, LLC, a Delaware limited liability company ("CAP OZ"), an affiliate of Landlord, as landlord, and Tenant, as tenant, as amended by that certain First Amendment to Office Lease, dated as of November 14, 2018 (collectively, the "Buildings 3, 4 and A2 Lease"). Concurrently herewith, Tenant and CAP OZ are entering into an amendment to the Buildings 3, 4 and A2 Lease.

D.Additionally, concurrently herewith, Tenant is assuming from 8x8, Inc., a Delaware corporation ("8x8"), the tenant's interest in and to that certain Coleman Highline Office Lease, dated as of January 23, 2018, with Landlord, as landlord, for the lease of the entirety of that certain five (5)-story building located at 1143 Coleman Avenue, San Jose, California, commonly known as Building One ("Building 1") situated within the Project, pursuant to that certain Assignment and Assumption of Lease, Landlord's Consent and First Amendment of Lease dated of even date herewith. Building 1, Building 3, Building 4, and Building A2 are collectively referred to herein as the "Other Buildings."

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2

-1-	Roku, Inc.

E.Landlord and Tenant now desire to amend the Existing Lease to, among other things, (i) extend the date by which Tenant must utilize the Tenant Improvement Allowance; (ii) approve the Highline Extension Plans and the Estimated Highline Extension Costs, which are attached hereto as Exhibit 1 and Exhibit 2, respectively; (iii) delete Tenant's Right of First Offer (as defined in the Existing Lease); (iv) grant Tenant exclusive use of the Amenities Building and the Shared Fitness Center for so long as Tenant occupies the Premises and Building 1, Building 3 and Building 4; and (v) modify various other terms and provisions of the Existing Lease, all as hereinafter provided.

NOW THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein by this reference) and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Existing Lease unless expressly superseded by the terms of this Second Amendment.

2.Tenant Improvement Allowance.

2.1.Lower Three Floors of Premises. The last sentence of Section 2.1 of Exhibit B of the Original Lease is deleted in its entirety and replaced with the following:

"Any unused portion of the Tenant Improvement Allowance remaining as of November 30, 2019, shall remain with Landlord, and Tenant shall have no further right thereto."

2.2.Top Three Floors of Premises. The last sentence of Section 2.1 of Exhibit 2 of the First Amendment is deleted in its entirety and replaced with the following:

"Any unused portion of the Tenant Improvement Allowance remaining as of November 30, 2019, shall remain with Landlord, and Tenant shall have no further right thereto."

3.Highline Extension. Notwithstanding anything to the contrary set forth in the Lease, Landlord agrees to construct the Highline Extension in accordance with the "Highline Extension Plans," as defined in Section 1.1.1 of Exhibit 2 to the First Amendment and which are described on Exhibit 1 attached hereto, provided that any interference with or delay of the construction of the Tenant Improvements caused by Landlord's construction of the Highline Extension shall be deemed not to be a "Landlord Caused Delay," as that term is defined in Section 5.1 of Exhibit 2 to the First Amendment. The Highline Extension shall be constructed in a good and workmanlike manner, and in compliance with Applicable Laws for unoccupied space as of the Second Amendment Effective Date to the extent required to allow Tenant, subject to Tenant's construction of the Tenant Improvements in accordance with Applicable Laws, to obtain a certificate of occupancy or its legal equivalent allowing the legal occupancy of the Premises for the Permitted Use. Furthermore, Tenant shall not be entitled to any deferred or abated Base Rent or any other damages for any delay to the construction of the Highline Extension for any reason. Landlord has selected DevCon as the "Highline Extension Contractor".

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2

-2-	Roku, Inc.

3.1.Determination of Estimated Highline Extension Costs. Landlord and Tenant hereby agreed to and approve the Highline Extension Plans and the "Estimated Highline Extension Costs," as defined in Section 1.1.1 of Exhibit 2 to the First Amendment, and which are attached hereto as Exhibit 2. The Estimated Highline Extension Cost totals Three Million Two Hundred Thirteen Thousand Ninety-Seven and 00/100 Dollars ($3,213,097.00), which amount exceeds the Over Highline Extension Cost of Two Million Two Hundred Thousand and 00/100 Dollars ($2,200,000.00), which difference of One Million Thirteen Thousand Ninety-Seven and 00/100 Dollars ($1,013,097) equals the "Highline Extension Differential Cost," as that term is defined in Section 1.1.1 of Exhibit 2 to the First Amendment. Upon completion of the Highline Extension, the Highline Extension Differential Cost shall be deducted from the Tenant Improvement Allowance. The actual costs to construct the Highline Extension shall be reconciled as provided in Section 1.1.2 of Exhibit 2 to the First Amendment.

3.2.Determination of Highline Extension Monthly Rent. The parties further acknowledge and agree that the Lease Commencement Date occurred on January 23, 2019 (such that February, 2019 is the first full calendar month of the Lease Term), and if the Expansion Space Commencement Date occurs on September 1, 2019, then the Highline Extension Monthly Rent shall be due in the amounts set forth on Exhibit 4 attached to the First Amendment. If the Expansion Space Commencement Date does not occur on September 1, 2019, then the Highline Extension Monthly Rent shall be calculated pursuant to the First Amendment.

4.Amenities Building. Notwithstanding anything contained in Section 1.1.4 of the Original Lease to the contrary, Tenant shall have the exclusive right during the Lease Term to use the Amenities Building for the uses made available by Landlord, provided that Tenant (together with its permitted assignees and/or sublessees in the aggregate) leases and occupies the entirety of the Premises, Building 1, Building 3 and Building 4.

5.Generator. If Tenant elects to replace the existing generator in the Building with a new generator up to 500kW, as contemplated in Section 4(o) of Schedule 1-B to Exhibit B of the Original Lease, the parties acknowledge and agree that such new generator will be part of the "Building Systems," as that term is defined in Section 7.1 of the Original Lease, but shall not be covered by "Landlord's Warranty," as that term is defined in Section 1.1.1 of the Original Lease.

6.Tenancies in Building and Project. Section 29.15 of the Original Lease is deleted in its entirety and replaced with the following:

"29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project."

7.Right of First Offer. As of the Second Amendment Effective Date, Section 1.2 of the Original Lease, as amended by Section 14 of the First Amendment (inclusive of Subsections 1.2.1 through 1.2.6 of the Original Lease), shall be deleted in its entirety and shall be of no further force or effect whatsoever.

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2

-3-	Roku, Inc.

8.California Accessibility Disclosure. For purposes of Section 1938 of the California Civil Code, Landlord hereby reaffirms in full its disclosures set forth in and restates to Tenant in full the statements contained in Section 24.3 of the Original Lease.

9.Governing Law. This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California.

10.Counterparts. This Second Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto. Landlord and Tenant agree that electronic signatures, including those delivered by PDF or signed through the electronic signature system known as "DocuSign", shall have the same effect as originals. All parties to this Second Amendment waive any and all rights to object to the enforceability of this Second Amendment based on the form or delivery of signature.

11.Effect of Second Amendment. Except as amended and/or modified by this Second Amendment, the Existing Lease is hereby ratified and confirmed and all other terms of the Existing Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Existing Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by the provisions of this Second Amendment, all of the terms and provisions of the Existing Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

12.No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2

-4-	Roku, Inc.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their duly authorized representatives as of the Second Amendment Effective Date.

LANDLORD:	CAP PHASE 1, LLC,
a Delaware limited liability company

	By:	Coleman Airport Partners, LLC,
a California limited liability company
	Its:	Sole Member

		By:	HS Airport, LLC,
a California limited liability company
		Its:	Manager

			By:	/s/ Derek K. Hunter, Jr.
			Name:	Derek K. Hunter, Jr.
			Its:	Member

			By:	/s/ Edward D. Storm
			Name:	Edward D. Storm
			Its:	Member

TENANT:	ROKU, INC.,
a Delaware corporation
	By:	/s/ Steve Louden
	Name:	Steve Louden
	Title:	Chief Financial Officer

	By:	/s/ Troy Fenner
	Name:	Troy Fenner
	Title:	Senior Vice President, HR

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2

-5-	Roku, Inc.

EXHIBIT 1

Highline Extension Plans

SHEET	TITLE	DATE	DESCRIPTION	PREPARED BY
ARCHITECTURAL
A0.0	COVER SHEET	4/15/2019	CITY SUBMITTAL	DEVCON
A1.0	SITE PLAN - FOR REFERENCE	4/15/2019	CITY SUBMITTAL	DEVCON
A1.1	FLOOR PLAN	4/15/2019	CITY SUBMITTAL	DEVCON
A3.1	EXTERIOR ELEVATIONS & BRIDGE SECTIONS	4/15/2019	CITY SUBMITTAL	DEVCON
A3.5	CROSS SECTIONS	4/15/2019	CITY SUBMITTAL	DEVCON
A3.6	CROSS SECTIONS	4/15/2019	CITY SUBMITTAL	DEVCON
A8.0	SECTIONS AND ENLARGED ELEVATION DETAILS	4/15/2019	CITY SUBMITTAL	DEVCON
A8.5	PLAN DETAILS	4/15/2019	CITY SUBMITTAL	DEVCON
STRUCTURAL
S1.01	GENERAL NOTES	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.02	TYPICAL CONCRETE DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.02A	TYPICAL CONCRETE DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.02B	TYPICAL CONCRETE DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.03	TYPICAL STEEL DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.03A	TYPICAL STEEL DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.03B	TYPICAL STEEL DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S1.03C	TYPICAL STEEL DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S2.01B	BRIDGE FOUNDATION PLAN	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S2.03B	BRIDGE FRAMING PLAN	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S4.01	FOUNDATION SECTIONS AND DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER
S5.01	SECTIONS AND DETAILS	4/15/2019	CITY SUBMITTAL	NISHKIAN MENNIGER

COLEMAN HIGHLINE

1155 Coleman Avenue

EXHIBIT A	Building 2
-1-	Roku, Inc.

EXHIBIT 2

Estimated Highline Extension Costs

SYSTEMS ESTIMATE
Project Name:	Coleman Highline
Project Description:	Alternate Options for B2 to A2 Highline Bridge
Drawings:	7644 Coleman Highline Bridge NM (Structural Plans), PDF dated 1/23/19
Highline Bridge VE Options dated 1/18/2019
Date:	2/7/2019

System No.	Line Item	Picket Fence - Both Sides & Full Length (Precast Plank Pavers)

00	General Conditions	$199,452
01	Structure	$1,517,475
02	Exterior Envelope	$193,500
03	Roofing / Moisture Protection	$-
04	Finishes	$326,040
05	Specialties	$-
06	Equipment	$-
07	Conveying Systems	$-
08	Fire Protection	$-
09	Plumbing	$-
10	HVAC	$-
11	Electrical	$72,500
12	Sitework / Demolition	$471,000

	Subtotal	$2,779,967
	Architecture & Engineering	$13,860
5.00%	DCI Contingency	$138,998
	Subtotal	$2,918,965
2.62%	Fee	$76,477
	Testing & Inspections	$-
	Plans & Energy Calcs.	$-
	Blueprinting Allowance	$-
	Permits & Fees	$200,000
0.13%	Liability Insurance	$3,795
	Subtotal	$2,999,237
0.00%	Builder's Risk Insurance	$-
0.00%	Bond	$-
	Total	$3,213,097

COLEMAN HIGHLINE

1155 Coleman Avenue

Building 2
-1-	Roku, Inc.